MAINSTAY VP FUNDS TRUST

MainStay VP Cushing Renaissance Advantage Portfolio

(the “Portfolio”)

Supplement dated January 21, 2020 (“Supplement”) to the
Summary Prospectus, Prospectus and Statement of Additional Information,
each dated May 1, 2019, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and Statement of Additional Information.

Effective immediately, Matthew A. Lemme will no longer serve as a portfolio manager for the Portfolio. All references to Mr. Lemme are deleted in their entirety. Except for this change, the portfolio management team for the Portfolio will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE